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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into Complete Business Solutions, Inc.'s previously filed Registration Statement File Nos. 333-36701, 333-58205 and 333-58209.


Arthur Andersen LLP
Detroit, Michigan
July 2, 1999